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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K
                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                         August 27, 1996
        Date of Report (Date of earliest event reported)


                       VANSTAR CORPORATION
     (Exact name of registrant as specified in its charter)


         Delaware               1-14192          94-2376431
(State or other jurisdiction  (Commission      (IRS Employer
     of Incorporation)        File Number)   Identification No.)


         5964 W. Las Positas Blvd.
          Pleasanton, California                    94588
(Address of principal executive offices)          (Zip Code)


                         (510) 734-4000
      (Registrant's telephone number, including area code)


                               N/A
  (Former name or former address, if changed since last report)

Item 5.   Other Events.

     As permitted under Rule 135c promulgated under the Securities Act of 1933, as amended, Vanstar Corporation (the
"Registrant") is filing as an exhibit to this Current Report on Form 8-K a press release issued by the Registrant on August 27, 1996.

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Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit No.              Document
          -----------         ------------------------------
             99.1             Press release issued by the
                              Registrant on August 27, 1996
                              (filed herewith)

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VANSTAR CORPORATION


DATE:  September 3, 1996      BY:  /s/ H. Christopher Covington
                                   -----------------------------
                                   H. Christopher Covington
                                   Senior Vice President, General
                                   Counsel and Secretary


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                          EXHIBIT INDEX

Doc. No.       Document Description

99.1 Press release issued by the Registrant on August 27, 1996 (filed herewith)